UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
ERICO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	333-115267 (Commission File Number)	34-0201460 (IRS Employer Identification No.)

30575 Bainbridge Road Suite 300 Solon, Ohio (Address of principal executive offices)		44139 (Zip Code)
Registrant’s telephone number,
including area code: (440) 349-2630
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 6, 2006, ERICO International Corporation issued a press release announcing that it increased the tender offer consideration and extended the expiration date of the consent solicitation in connection with its previously announced offer to purchase and consent solicitation for any and all of its outstanding 8 7/8% senior subordinated notes due 2012. The press release is filed as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release, dated December 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ERICO INTERNATIONAL CORPORATION

By:	/s/ William A. Fullmer

	Name: Title:	William A. Fullmer Vice President, General Counsel and Secretary
Date: December 6, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release, dated December 6, 2006.